       As filed with the Securities and Exchange Commission on February 22, 2002


                                             1933 Act Registration No. 333-77475
                                             1940 Act Registration No. 811-09311


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        POST-EFFECTIVE AMENDMENT NO. 5 TO
                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

A. Exact name of trust:    AIM SUMMIT INVESTORS PLANS II

B. Name of depositor:      A I M DISTRIBUTORS, INC.

C. Complete address of depositor's principal executive offices:

                11 Greenway Plaza, Suite 100
                Houston, Texas  77046-1173

D. Name and address of agent for service:

                Michael J. Cemo, President
                A I M Distributors, Inc.
                11 Greenway Plaza, Suite 100
                Houston, Texas  77046-1173

                with a copy to:

                Jim Coppedge, Esquire
                A I M Distributors, Inc.
                11 Greenway Plaza, Suite 100
                Houston, Texas  77046-1173

                Martha J. Hays, Esquire
                Ballard Spahr Andrews & Ingersoll, LLP
                1735 Market Street, 51st Floor
                Philadelphia, Pennsylvania  19103-7599

   It is proposed that this filing will become effective (check appropriate box):

                immediately upon filing pursuant to paragraph(b)
        -----

          X     on February 28, 2002, pursuant to paragraph(b)
        -----

                60 days after filing pursuant to paragraph(a)(1)
        -----
                on (date), pursuant to paragraph(a)(1) of rule 485
        -----
                this post-effective amendment designates a new effective date
        -----   for a previously filed post-effective amendment.

E. Title and amount of securities being registered:

                AIM Summit Investors Plans II, an indefinite amount of periodic payment plans being registered.

F. If appropriate, check the following box:

                this post-effective amendment designates a new effective date
        -----   for a previously filed post-effective amendment.

G. Approximate date of proposed public offering:

                As soon as practicable after the effective date of this Amendment.

      AIM SUMMIT INVESTORS PLANS II

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                     AIM--Registered Trademark--

       PROSPECTUS

       MARCH 1, 2002



      AIM Summit Investors Plans II is a periodic payment plan that allows an investor to accumulate shares of AIM Summit Fund.



      Shares of AIM Summit Fund are offered to and may be purchased by the general public through AIM Summit Investors Plans I and AIM Summit Investors Plans II. Details about AIM Summit Fund are found in the AIM Summit Fund Prospectus located at the back of this Prospectus. You should read both this Prospectus and the AIM Summit Fund Prospectus and keep both Prospectuses for future reference. Information concerning AIM Summit Investors Plans I, which is currently closed to new investors, can be found in a separate Prospectus.


      AS WITH ALL OTHER INVESTMENT COMPANY SECURITIES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
      SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS
      COMMITTING A CRIME.

      [AIM LOGO APPEARS HERE]                       INVEST WITH DISCIPLINE
      --Registered Trademark--                    --Registered Trademark--

                                  TABLE OF CONTENTS


                                                                PAGE
Introduction................................................      1
     Purpose and Benefits of the Plans......................      1
     Description of the Plans...............................      1
     Investment Objective of the Fund.......................      1
     Principal Risks of Investing in the Plans..............      1
     Cancellation and Refund Rights.........................      1
     Rights to Receive Notice Regarding Certain Changes in
      the Plans.............................................      1
     Termination of the Plan................................      2
Fee Table...................................................      2
A Typical $50 Monthly Investment Plan.......................      3
Choosing Your Investment Amount.............................      4
     Allocation of Investments and Deductions...............      4
     Total 25 Year Allocations of Investments and Deductions
      When Extended Investment Option Is Used...............      5
Investments.................................................      6
     Making Your Plan Investments...........................      6
       By Check.............................................      6
       Automatic Investment Program.........................      6
     Extended Investment Option.............................      6
     Creation and Sales Charges.............................      6
     Rights of Accumulation.................................      6
     Making Preinvestments to Complete the Plan Ahead of
      Schedule..............................................      7
     Changing the Face Amount of a Plan.....................      7
Withdrawals and Termination.................................      7
     Timing of Receipt of Proceeds on Redemptions of Fund
      Shares................................................      7
     Partial Withdrawals Without Terminating a Plan.........      7
     Complete Withdrawal or Termination.....................      8
     Plan Reinstatement Privilege...........................      9
     Exchanging Fund Shares.................................      9
Planholder Options and Services.............................      9
     Retirement Plans.......................................      9
     Systematic Withdrawal Program..........................     10
     Federal Income Tax Withholding.........................     10
     Statements, Reports and Notices........................     10
Rights and Policies.........................................     10
     Cancellation and Refund Rights.........................     10
     Voting Rights..........................................     11
     Transfer or Assignment Rights..........................     11
     Termination of a Plan by the Sponsor or Custodian......     11
     Substitution of Shares.................................     12
     Plan Completion........................................     12
Service Charges and Other Fees..............................     13
     Custodian Fees and Sponsor Charges.....................     13
Dividends, Capital Gains and Taxes..........................     13
Additional Information......................................     14
     The Custodian..........................................     14
     The Sponsor............................................     15
     General................................................     15
Transcript of a Hypothetical Plan Account...................     16
Report of Independent Accountants...........................     17
Independent Auditors' Report................................     18
Financial Statements........................................     19
AIM Summit Fund Prospectus..................................    A-1


                            ------------------------

     NO SALESMAN, DEALER OR OTHER PERSON IS AUTHORIZED BY THE SPONSOR OR AIM SUMMIT FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PROSPECTUS OF THE AIM SUMMIT FUND OR IN ANY OTHER PRINTED OR WRITTEN MATERIAL AUTHORIZED BY THE SPONSOR OR AIM SUMMIT FUND, AND NO PERSON SHOULD RELY UPON ANY INFORMATION NOT CONTAINED IN THESE MATERIALS.

                                  INTRODUCTION

PURPOSE AND BENEFITS OF THE PLANS


     AIM Summit Investors Plans II (the plans) are designed to provide you an effective and convenient method to create an investment fund for your future needs by systematically investing a modest sum each month in shares of AIM Summit Fund (the fund). Many people recognize the desirability of accumulating an investment portfolio through a planned long-range investment program, but find it difficult to save the necessary money to make periodic stock purchases.



     Payments under a plan are applied, after authorized deductions, to the purchase of shares of the fund at net asset value. Ownership of shares of the fund through a plan provides you with several advantages:



          (1) Diversification -- By pooling the money invested by many investors, the fund will be able to reduce (but not eliminate) risk by diversifying its holdings among many securities in order to minimize the impact on the portfolio of any single investment.


          (2) Economics of Size -- Purchases and sales of securities often entail disproportionately large unit costs on small transactions. The size and volume of the fund's portfolio transactions should enable it to effect such transactions at better net unit prices than an individual could achieve.

          (3) Professional Management -- Investors may benefit from the full-time skill and attention of professional managers.


DESCRIPTION OF THE PLANS



     Plans for the accumulation of fund shares are offered by A I M Distributors, Inc., the sponsor and principal underwriter (AIM Distributors or Sponsor). A plan calls for fixed monthly investments for 15 years (180 investments); however, you have the option to make additional monthly investments for up to a total of 25 years (300 investments).


     Shares of the fund should be considered a long-term investment and are not suitable if you are seeking quick profits or if you might not be able to complete a plan. A sales load (Creation and Sales Charge) of up to 50% is deducted from the first 12 investments and paid to the Sponsor. There is no sales load on payments 13 through 300.

     Investments made through a plan will not result in direct ownership of shares of the fund. Your plan represents an interest in a trust which has direct ownership of such shares. You have a beneficial interest in the underlying shares of the fund.

INVESTMENT OBJECTIVE OF THE FUND

     The fund's investment objective is growth of capital.

PRINCIPAL RISKS OF INVESTING IN THE PLANS


     The value of the fund's shares will change when the values of the securities in the fund's portfolio change. A plan calls for monthly investments at regular intervals regardless of the value of the fund's shares. You should therefore consider your financial ability to continue a plan. A plan offers no assurance against loss in a declining market. Terminating a plan at a time when the value of the fund's shares then held is less than their cost could result in a loss, though shares of the fund may continue to be held directly by you following the termination of a plan. Prepayment of all or part of the first year's investments in a plan increases the possible loss in the event of early termination. Because of the Creation and Sales Charge, you will probably lose money if you withdraw an investment or terminate your plan during the early years of your plan.


CANCELLATION AND REFUND RIGHTS


     You have certain rights regarding the refund of Creation and Sales Charges if you terminate your plan. These rights are described in more detail under "Rights and Policies."



RIGHT TO RECEIVE NOTICE REGARDING CERTAIN CHANGES IN THE PLANS



     State Street Bank and Trust Company acts as Custodian for the plans pursuant to a custodian agreement, dated April 29, 1999 (the Custodian Agreement). The Custodian Agreement sets forth the terms and conditions of the plans, as described in this Prospectus, and cannot be amended in such a manner as to adversely affect your rights and privileges without your written consent. For more information regarding the Custodian, see "The Custodian."

     The Sponsor may not substitute shares of another investment as the underlying investment without advance notice to you. For more information regarding substitutions, see "Substitution of Shares."



     The identity of the Sponsor or the Custodian may change without advance notice to you. For more information regarding a change of Custodian, see "The Custodian."


TERMINATION OF THE PLAN

     A plan may be terminated by the Custodian or Sponsor if you fail to make investments under your plan for a period of 6 months or if shares of the fund are not available and a substitution is not made. See "Termination of a Plan by the Sponsor or Custodian."

                                   FEE TABLE

     These are the estimated fees and expenses, based on plan Creation and Sales Charges, you may pay if you invest in a plan.


PLAN OWNER FEES PAID DIRECTLY FROM YOUR PLAN PAYMENT
--------------------------------------------------------------------
  Creation and Sales Charges when you buy shares as a
     percentage of net amount invested                         50.00%(1)
--------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES PAID FROM THE ASSETS OF THE
FUND(2)
as a percentage of average daily net assets
--------------------------------------------------------------------
  Management Fees                                               0.63%
--------------------------------------------------------------------
  Distribution and/or Service (12b-1) Fees(3,)(4)               0.30%
--------------------------------------------------------------------
  Other Expenses                                                0.16%
--------------------------------------------------------------------
Total Annual Fund Operating Expenses                            1.09%
--------------------------------------------------------------------
Fee Waiver and Expense Reimbursement(4)                         0.20%
--------------------------------------------------------------------
Net Expenses                                                    0.89%
--------------------------------------------------------------------



1 Creation and Sales Charges of up to 50% will be deducted from your first 12 investments. If you complete scheduled payments over a 15-year plan, you will pay Creation and Sales Charges of up to 3.33%. Creation and Sales Charges are paid to the Sponsor in consideration of activities undertaken by the Sponsor to facilitate the sale of the plans.


2There is no guarantee that actual expenses will be the same as those shown above.


3Distribution and/or Service (12b-1) Fees are paid by the fund to the Sponsor pursuant to a Distribution Plan adopted in accordance with SEC Rule 12b-1. The Distribution Plan provides for payments to be made to the Sponsor to finance any activity which is primarily intended to result in the sale of fund shares. Amounts paid out pursuant to the Distribution Plan may also be used to finance payments of service fees under a shareholder service arrangement and the costs of administering the Distribution Plan.


4 AIM Distributors has contractually agreed to waive 0.20% of the Distribution and/or Service Fees applicable to shares of the fund beneficially owned through AIM Summit Investors Plans I. Accruing fees at two different rates results in a blended rate, which will increase as a percentage of average daily net assets of the fund as additional shares of the fund are acquired outside AIM Summit Investors Plans I.

                     A TYPICAL $50 MONTHLY INVESTMENT PLAN


     This table shows you the investments and deductions under a plan for a typical $50 monthly investment plan. The 15-year schedule assumes that all investments were made in accordance with the terms of the plan. The 25-year schedule reflects the changes applicable to a 15-year plan that is continued under the Extended Investment Option. The table does not reflect fund performance, fund expenses, the payment of any dividends or distributions by the fund, or custodian fees. Custodian fees are voluntarily paid by the fund and are reflected under "Other Expenses" of the Fee Table.


                                                            AT THE END OF          AT THE END OF          AT THE END OF
                                                               6 MONTHS                1 YEAR                2 YEARS
                                                           (6 INVESTMENTS)        (12 INVESTMENTS)       (24 INVESTMENTS)
                                                         --------------------   --------------------   --------------------
                                           % OF TOTAL             % OF TOTAL             % OF TOTAL             % OF TOTAL
                                 AMOUNT    INVESTMENTS   AMOUNT   INVESTMENTS   AMOUNT   INVESTMENTS   AMOUNT   INVESTMENTS
    15 YEARS (180 INVESTMENTS)
Total Investments.............   $ 9,000     100.00%      $300        100%       $600        100%      $1,200       100%
Deduct:
    Creation and Sales
      Charge..................   $   300       3.33%      $150         50%       $300         50%      $ 300         25%
Net Amount Invested Under
  Plan........................   $ 8,700      96.67%      $150         50%       $300         50%      $ 900         75%

    25 YEARS (300 INVESTMENTS)
Total Investments.............   $15,000     100.00%      $300        100%       $600        100%      $1,200       100%
Deduct:
    Creation and Sales
      Charges.................   $   300       2.00%      $150         50%       $300         50%      $ 300         25%
Net Amount Invested Under
  Plan........................   $14,700      98.00%      $150         50%       $300         50%      $ 900         75%

                        CHOOSING YOUR INVESTMENT AMOUNT

     Use the following tables to select among the range of available monthly plan investment options. Each table shows the face amount of the plan and the Creation and Sales Charges that will be charged and the total charges as a percentage of the total amount invested under a plan and as a percentage of the net amount invested. This information is based solely on investments made under a plan and does not reflect any investment performance, dividend or income from the fund over the period of a plan, or expenses of the fund or any other charges.

ALLOCATION OF INVESTMENTS AND DEDUCTIONS
15 YEAR PLANS


                                                                          % OF TOTAL DEDUCTIONS
                                      CREATION AND SALES CHARGES         ------------------------
                                 -------------------------------------                   TO NET
     MONTHLY                        PER           PER                                  INVESTMENT    MONTHLY
    INVESTMENT       TOTAL       INVESTMENT   INVESTMENT                  TO TOTAL      IN FUND     INVESTMENT
       UNIT       INVESTMENTS    1 THRU 12    13 THRU 180     TOTAL      INVESTMENTS     SHARES        UNIT
    ----------   -------------   ----------   -----------   ----------   -----------   ----------   ----------
    $    50.00   $    9,000.00   $   25.00        $0        $   300.00      3.33%         3.45%     $    50.00
         75.00       13,500.00       37.50         0            450.00      3.33%         3.45%          75.00
        100.00       18,000.00       50.00         0            600.00      3.33%         3.45%         100.00
        125.00       22,500.00       62.50         0            750.00      3.33%         3.45%         125.00
        150.00       27,000.00       75.00         0            900.00      3.33%         3.45%         150.00
        166.66       29,998.80       83.33         0            999.96      3.33%         3.45%         166.66
        200.00       36,000.00      100.00         0          1,200.00      3.33%         3.45%         200.00
        250.00       45,000.00      125.00         0          1,500.00      3.33%         3.45%         250.00
        291.66       52,498.80      145.83         0          1,749.96      3.33%         3.45%         291.66
        300.00       54,000.00      150.00         0          1,800.00      3.33%         3.45%         300.00
        350.00       63,000.00      175.00         0          2,100.00      3.33%         3.45%         350.00
        400.00       72,000.00      200.00         0          2,400.00      3.33%         3.45%         400.00
        450.00       81,000.00      225.00         0          2,700.00      3.33%         3.45%         450.00
        500.00       90,000.00      250.00         0          3,000.00      3.33%         3.45%         500.00
        600.00      108,000.00      300.00         0          3,600.00      3.33%         3.45%         600.00
        700.00      126,000.00      350.00         0          4,200.00      3.33%         3.45%         700.00
        800.00      144,000.00      400.00         0          4,800.00      3.33%         3.45%         800.00
        900.00      162,000.00      450.00         0          5,400.00      3.33%         3.45%         900.00
      1,000.00      180,000.00      500.00         0          6,000.00      3.33%         3.45%       1,000.00
      1,250.00      225,000.00      625.00         0          7,500.00      3.33%         3.45%       1,250.00
      1,500.00      270,000.00      675.00         0          8,100.00      3.00%         3.09%       1,500.00
      1,750.00      315,000.00      700.00         0          8,400.00      2.67%         2.74%       1,750.00
      2,000.00      360,000.00      750.00         0          9,000.00      2.50%         2.56%       2,000.00
      2,500.00      450,000.00      812.50         0          9,750.00      2.17%         2.21%       2,500.00
      5,000.00      900,000.00    1,250.00         0         15,000.00      1.67%         1.69%       5,000.00
     10,000.00    1,800,000.00    1,500.00         0         18,000.00      1.00%         1.01%      10,000.00

TOTAL 25 YEAR ALLOCATIONS OF INVESTMENTS AND DEDUCTIONS WHEN EXTENDED INVESTMENT OPTION IS USED


                                                                              % OF TOTAL DEDUCTIONS
                                      CREATION AND SALES CHARGE            ---------------------------
 MONTHLY                     -------------------------------------------       TO           TO NET        MONTHLY
INVESTMENT       TOTAL       PER INVESTMENT   PER INVESTMENT                  TOTAL      INVESTMENT IN   INVESTMENT
   UNIT       INVESTMENTS      1 THRU 12       13 THRU 300       TOTAL     INVESTMENTS    FUND SHARES       UNIT
----------   -------------   --------------   --------------   ---------   -----------   -------------   ----------
$   50.00    $   15,000.00         25.00            $0            300.00      2.00%          2.04%       $   50.00
    75.00        22,500.00         37.50             0            450.00      2.00%          2.04%           75.00
   100.00        30,000.00         50.00             0            600.00      2.00%          2.04%          100.00
   125.00        37,500.00         62.50             0            750.00      2.00%          2.04%          125.00
   150.00        45,000.00         75.00             0            900.00      2.00%          2.04%          150.00
   166.66        49,998.00         83.33             0            999.96      2.00%          2.04%          166.66
   200.00        60,000.00        100.00             0          1,200.00      2.00%          2.04%          200.00
   250.00        75,000.00        125.00             0          1,500.00      2.00%          2.04%          250.00
   291.66        87,498.00        145.83             0          1,749.96      2.00%          2.04%          291.66
   300.00        90,000.00        150.00             0          1,800.00      2.00%          2.04%          300.00
   350.00       105,000.00        175.00             0          2,100.00      2.00%          2.04%          350.00
   400.00       120,000.00        200.00             0          2,400.00      2.00%          2.04%          400.00
   450.00       135,000.00        225.00             0          2,700.00      2.00%          2.04%          450.00
   500.00       150,000.00        250.00             0          3,000.00      2.00%          2.04%          500.00
   600.00       180,000.00        300.00             0          3,600.00      2.00%          2.04%          600.00
   700.00       210,000.00        350.00             0          4,200.00      2.00%          2.04%          700.00
   800.00       240,000.00        400.00             0          4,800.00      2.00%          2.04%          800.00
   900.00       270,000.00        450.00             0          5,400.00      2.00%          2.04%          900.00
 1,000.00       300,000.00        500.00             0          6,000.00      2.00%          2.04%        1,000.00
 1,250.00       375,000.00        625.00             0          7,500.00      2.00%          2.04%        1,250.00
 1,500.00       450,000.00        675.00             0          8,100.00      1.80%          1.83%        1,500.00
 1,750.00       525,000.00        700.00             0          8,400.00      1.60%          1.63%        1,750.00
 2,000.00       600,000.00        750.00             0          9,000.00      1.50%          1.52%        2,000.00
 2,500.00       750,000.00        812.50             0          9,750.00      1.30%          1.32%        2,500.00
 5,000.00     1,500,000.00      1,250.00             0         15,000.00      1.00%          1.01%        5,000.00
10,000.00     3,000,000.00      1,500.00             0         18,000.00      0.60%          0.60%       10,000.00

                                  INVESTMENTS

MAKING YOUR PLAN INVESTMENTS



     To start a plan, you must complete an application indicating your monthly plan investment amount. You may make plan investments by check or automatically. Plan investments, after deduction of applicable Creation and Sales Charges, will be invested in the fund's shares at net asset value.


          BY CHECK


        Your check should be in the amount of your initial monthly investment and made payable to State Street Bank and Trust Company (the Custodian) and mailed to Boston Financial Data Services, Inc. (BFDS), P.O. Box 8300, Boston, Massachusetts 02266-8300.


          AUTOMATIC INVESTMENT PROGRAM


        If you wish to have investments in your plan made automatically, without having to write a check each month, you may request that investments be made by means of pre-authorized checks. Under this program, each month, BFDS will draft your bank account in the amount of your monthly investment. You may also choose to have investments in your plan made automatically through a military or government allotment.


        To initiate a Pre-Authorized Check Investment Program, you should complete the appropriate forms and forward them to BFDS. You may terminate a Pre-Authorized Check Investment Program at any time by written notice to BFDS at least five days prior to the date of the next scheduled draft.

     After your plan application has been accepted and initial investment has been received, you will receive a statement showing the number of shares of the fund purchased for your account.

EXTENDED INVESTMENT OPTION


     You may continue making monthly investments through an Extended Investment Option after completing all scheduled investments under your plan. These additional investments are subject to the same deductions as applied to your last scheduled investment. The Custodian may increase the Custodian fee applicable during this period to the rate then being charged for new plans of the same denomination, but such an increase will not result in fees that are more than 75% higher than the Custodian fees currently being charged for new plans of the same denomination. You may stop all future additional investments under this option by notifying BFDS in writing.


     When the Extended Investment Option is terminated for any reason, the Custodian may increase its fee to the rate then currently being charged for new plans of the same denomination. In no case, however, would the new rate be more than 75% higher than the current annual rate of the Custodian fees.

CREATION AND SALES CHARGES

     The Sponsor receives Creation and Sales Charges as compensation for its services and costs in creating the plans and arranging for their administration, for making the fund's shares available to you at their net asset value and for selling expenses and commissions with respect to the plans. These charges are deducted from each of the first 12 monthly investments. For example, on a $50 per month Plan, $25.00 is deducted from each of the first 12 investments.


     During the fiscal years ended October 31, 2001, 2000, and the period July 19, 1999 (date sales commenced) through October 31, 1999, total investments made by all planholders amounted to $33,371,774, $21,718,613 and $971,918, respectively. The amount of Creation and Sales Charges deducted from these investments was $8,239,876, $6,425,142 and $263,504, respectively, of which amount $742,937, $512,177 and $20,151, respectively, was retained by the Sponsor and $7,496,939, $5,912,965 and $243,353, respectively, was paid to investment dealers who participated in the sale of plans.


     Trustees, directors, officers and full-time employees of the fund and the Sponsor and its affiliates may purchase and make investments in plans directly through the Sponsor without deduction of Creation and Sales Charges. Any expense incurred by the Sponsor during such sales are expected to be minimal.

RIGHTS OF ACCUMULATION

     You, your spouse, your children under the age of 21 and a trustee may combine the face amounts of two or more plans purchased at any time and the value of any other AIM Funds or AIM plans then owned to take advantage of the lower Creation and Sales Charges available on larger sized investments.


     You and the other persons listed in the preceding paragraph may also qualify for a reduced Creation and Sales Charge on a new plan purchase by combining the face amount of any existing AIM plan(s) on which investments are current with the face amount of the new purchase or when increasing the face amount of any existing plan(s) on which investments are current.

     For rights of accumulation, a plan is considered to be current if:

          (a) it has been completed and not redeemed;

          (b) it has not been completed but has at least as many investments recorded as there are months elapsed since establishment or since being increased; or

          (c) investments made through a qualified retirement plan or an IRA.


     Reduced Creation and Sales Charges apply to investments made after the Sponsor has been notified of the eligibility of such plans for reduced Creation and Sales Charges and has received the information necessary to confirm such eligibility. In the case of existing IRA plans at the $166.66, $250.00 or $291.66 per month level, reduced Creation and Sales Charges will apply to investments made on both the existing plan and the new plan.


     To qualify for reduced Creation and Sales Charges, you must submit all of the applications for the plans involved at the same time and include a letter from you (or your dealer) requesting that the face amounts of your plans be aggregated for the purpose of determining applicable Creation and Sales Charges. If you discontinue investments under one or more of your plans, you will be responsible for paying the Creation and Sales Charges previously avoided.

MAKING PREINVESTMENTS TO COMPLETE THE PLAN AHEAD OF SCHEDULE


     You may complete a plan ahead of schedule by making investments in advance of their due dates, but you may make no more than 24 investments in any calendar year, including any monthly investments. In addition to these advance investments, you may make an additional 24 investments which may be made initially or at any time during the life of the plan. You may not make advanced investments if doing so would cause your Plan to be more than 48 investments ahead of schedule. You may accumulate and pay investments in a lump sum. These preinvestments provisions may be waived only:



          (a) to make a plan that is in arrears current;



          (b) for a rollover or transfer of assets from a qualified retirement plan or IRA; or


          (c) in the event of your death, to allow the plan to be completed at one time by the estate or beneficiary.

     You will not avoid Creation and Sales Charges by making investments ahead of schedule.

CHANGING THE FACE AMOUNT OF A PLAN


     You may increase the amount of your plan at any time. In addition, prior to making the 12th investment under a plan, you may decrease the amount of your plan by as much as 50% of the face amount. You should send requests for changes in the face amount of your plan to BFDS. The revised plan must be in one of the denominations listed on page 4. The Creation and Sales Charges already paid on the existing plan will be recomputed and applied as a credit to the Creation and Sales Charges due on the revised plan at the time that it is established. For a period of 12 months following an increase in the face value of a plan, you may reduce the face value of the plan to an amount not less than the original face value. Investments already made will be credited to the revised plan.


                          WITHDRAWALS AND TERMINATION

TIMING OF RECEIPT OF PROCEEDS ON REDEMPTIONS OF FUND SHARES

     You will be sent the proceeds of a partial or complete redemption of fund shares within seven days after BFDS receives all necessary documents in proper order. However, if you redeem shares recently purchased by check, you may be required to wait up to ten business days before BFDS will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. The payment period may be extended if the Custodian's right to redeem shares of the fund has been suspended or restricted because: (a) trading on the New York Stock Exchange (NYSE) is restricted, as determined by the applicable rules and regulations of the Securities and Exchange Commission (SEC); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the fund not reasonably practicable.

PARTIAL WITHDRAWALS WITHOUT TERMINATING A PLAN

     If you withdraw or sell all of the fund shares in your plan, your plan will normally be terminated. However, if you have owned your plan for at least 45 days, you may request a partial withdrawal or sale of up to 90% of your shares without terminating your plan and keep your plan in effect. If you withdraw your shares from your plan, you will own those shares directly. If you elect to sell your shares, AFS will withdraw and sell the shares and pay the proceeds to you. While there is no fee for a partial withdrawal or sale, there may be federal income tax consequences to you from engaging in a partial withdrawal or sale of your shares.


     You may request a partial withdrawal or sale by writing BFDS at the address listed in this prospectus or by calling BFDS at (800) 215-2218. You may withdraw or sell your shares by telephone only if:



          (a) the proceeds are made payable to you and mailed to your address of record or transferred electronically to a pre-authorized bank account;


          (b) there has been no change of address of record with us within the preceding 30 days;

          (c) you can provide proper identification information;


          (d) the proceeds of the withdrawal do not exceed $250,000; and


          (e) your shares are not held in a qualified retirement plan or an IRA.

     Fund shares you elect to withdraw are redeemed at their net asset value next determined after BFDS receives a request in proper form. You may withdraw or sell your shares during the customary trading session of the NYSE. A dealer who fails to submit a request for withdrawal within the prescribed time frame will be responsible for any losses.


     AIM Distributors has made arrangements with certain dealers to accept telephone instructions for the withdrawal of fund shares. AIM Distributors may impose conditions on these dealers, including the condition that they enter into agreements (which contain additional conditions with respect to the withdrawal of shares) with AIM Distributors. Neither the fund, AIM Distributors, the Custodian, nor BFDS will be liable for any loss, expense or cost arising out of any telephone withdrawal request effected in accordance with the authorization set forth in your account application if they reasonably believe such request to be genuine. Procedures for verification of telephone transactions may include recordings of telephone transactions, requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions.


     While there is currently no limit to the number of partial withdrawals or sales that you can make, the Sponsor could limit you to exercising the partial withdrawal privilege once during each calendar year. Each partial withdrawal or sale must be at least $100. No partial withdrawal will affect the total number of plan investments, the period in which such investments are to be made, or the unpaid balance of scheduled plan investments under your plan.


     After a partial withdrawal and sale of your shares, you may, but are not required to, restore the value of your plan by remitting to BFDS an amount equal to the cash withdrawal. This amount will be used to purchase fund shares for your account at their next determined net asset value. You may make a repayment of a partial cash withdrawal after a period of 90 days from the date of redemption; except in the case of plan accounts that are held in IRAs, for which a reinvestment may be made after a period of 45 days; and plan accounts that are held in qualified retirement plans, for which there is no reinvestment period. Restoration of a partial liquidation of fund shares held in an IRA account must be made within 60 days. All reinvestments must be at least $500 or the unrestored amount of the cash withdrawal, whichever is less. You must clearly identify replacements of partial cash withdrawals to distinguish them from regular monthly plan investments.


     See "Complete Withdrawal or Termination" below for information concerning the method of providing written instructions to the Custodian to effect a partial withdrawal or liquidation and the circumstances under which the redemption of shares may be delayed.

COMPLETE WITHDRAWAL OR TERMINATION


     You may terminate your plan at any time by writing to BFDS. When you terminate your plan, you may request that the Custodian deliver the fund shares you have accumulated to an account properly registered in your name in book entry form. You may instead direct the Custodian, as your agent, to withdraw your shares, redeem them and send you the proceeds. If you direct the delivery of your shares, sufficient shares will be redeemed to pay authorized deductions and any applicable transfer taxes. The redemption of fund shares is a taxable event. See "DIVIDENDS, CAPITAL GAINS AND TAXES."



     The Custodian requires that instructions in writing for both partial or full redemption of fund shares held in a plan be in the form of a signed letter with your signature guaranteed. A signature guarantee is designed to protect you, the plan, the Sponsor and the Custodian. Acceptable guarantors are banks, broker-dealers, savings and loan associations, credit unions, national securities exchanges and any other "eligible guarantor institution" as defined in rules adopted by the SEC. A notary public is not an acceptable guarantor. The Sponsor currently does not require signature guarantees for redemption requests of $250,000 or less unless the proceeds are to be paid to a person other than the record owner or are to be sent to an address other than the one of record. You will be given notice if this policy is changed.

     Currently, in addition to these requirements, if you have invested in the plan through an IRA, you should include the following information along with your written request for either partial or full redemption of your shares:


          (a) a statement as to whether or not you have attained age 59 1/2;



          (b) a statement as to whether or not you are legally disabled; and



          (c) your Social Security number along with the following statement: "I certify under penalties of perjury that (i) I am a US person; (ii) the Social Security number provided is correct; and (iii) that I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service that I am subject to backup withholding, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding." If you have been notified by the Internal Revenue Service that you are currently subject to backup withholding, then you should modify the preceding statement accordingly.


All documents must be in proper order before any redemption can be executed. You should send redemption requests to BFDS. The redemption price will be the net asset value of your shares next determined after BFDS receives such documents in proper order.

PLAN REINSTATEMENT PRIVILEGE

     You may, within 90 days after you have completely terminated your plan, by written request to BFDS, reinstate your plan without any additional sales charge, subject to certain restrictions:

          (a) By including with the request an amount which is 10% or more of the redemption proceeds, if no refunded sales charges were provided in the termination.

          (b) By including with the request the full amount of all refunded sales charges, plus an amount equal to 10% or more of the shares redeemed, if the termination was done under the privileges described under "Cancellation and Refund Rights."

     If you exercise the Plan Reinstatement Privilege, neither the total number of monthly investments to be made nor the unpaid balance of monthly Plan investments under the plan will be changed.


     The termination of your plan may result in the realization of gain or loss for federal income tax purposes. Any gain will be recognized and subject to the applicable capital gains tax. If a loss is realized, reinstatement of your plan could effect a "wash sale," meaning that the loss will not be recognized for tax purposes. The amount of the non-recognized loss will, however, be added to the cost of the reinstated plan to determine your basis for tax purposes.


     In addition to the Plan Reinstatement Privilege described above, the Sponsor may from time to time permit planholders who have previously terminated their plans to establish new plans on the following terms:

          (a) The Planholder must open the new plan with an investment equal to or less than the amount of the redemption proceeds received upon redemption of the former plan. No Creation and Sales Charges or Custodian fees will be subtracted from the initial investment.

          (b) The number of the next investment due on the new plan will be the number of the next investment due on the former Plan at the time it was terminated.

          (c) Creation and Sales Charges on the new plan will be the Creation and Sales Charges that would currently be applicable to the former plan.

     The ability to establish such new plans will not be generally available, but will be available only during such limited time periods as may be specified by the Sponsor from time to time.

EXCHANGING FUND SHARES


     After you complete or terminate your plan, you may choose to hold shares of the fund directly by instructing the Custodian to deliver all fund shares held in your plan at the time of completion or termination to A I M Fund Services, Inc. and to register them in your name. You then have the option of exchanging your fund shares for the shares of other mutual funds within The AIM Family of Funds--Registered Trademark-- according to the terms and conditions set forth in the fund's current prospectus. If you terminated your plan prior to completion, you will not have the option of exchanging your fund shares during the reinstatement period described above (90 days following termination).


                        PLANHOLDER OPTIONS AND SERVICES

RETIREMENT PLANS

     You may use a plan as an investment in a tax-deferred retirement plan, such as an IRA, Simplified Employee Pension (SEP), Profit Sharing Plan or Money Purchase Plan. The Sponsor has detailed information about such plans, including service fees charged.

The annual maintenance fee charged by the Custodian for plans offered by the Sponsor is found under "Service Charges and Other Fees." These fees will be deducted from plan shares unless they are paid in advance. In addition, IRA rollover and transfer contributions can be accepted into a plan. However, a retirement plan may not be established by changing the registration of an existing plan.

SYSTEMATIC WITHDRAWAL PROGRAM


     When you complete all regularly scheduled investments, you may choose to establish a Systematic Withdrawal Program. If you hold your plan through an IRA or other retirement plan, you may choose to establish a Systematic Withdrawal Program prior to Plan completion by notifying the Sponsor that you do not intend to make any further plan investments. Under this program, you may choose to receive monthly or quarterly checks in any amount of $50 or more. To provide funds for these payments, the Custodian, as your agent, will redeem shares held in your account at the fund's current net asset value. You may cancel, or change the amount of payments made to you under a Systematic Withdrawal Program at any time. Following 90 days' notice to you, the Sponsor may discontinue offering Systematic Withdrawal Programs.


     While a Systematic Withdrawal Program is in effect, you may not elect to receive dividends and distributions in cash on shares of the fund held in your account. If you have not completed a plan, except as described above, you may not establish Systematic Withdrawal Program.

     The payments you receive under a Systematic Withdrawal Program are funded by the redemption of shares of the fund. Accordingly, they will be treated for tax purposes as the sale of a capital asset. The payments will result in the recognition of a capital gain or loss, rather than ordinary income.

FEDERAL INCOME TAX WITHHOLDING


     As an additional service, BFDS may withhold, at your election, a percentage of any income dividend or capital gains distribution by the fund and send that amount to the Internal Revenue Service as a credit against your tax liability. The amount withheld may or may not be equal to the additional taxes you may owe due to the dividend or distribution. If you request this withholding, the number of fund shares purchased with the remainder of the income dividend or capital gains distribution will be less than would have otherwise been the case.



     This service is available with respect to all plans except those held through qualified retirement plans and IRAs, which are subject to their own rules. You may initiate this option upon request to BFDS. Once initiated, the withholding remains in effect until you notify BFDS to terminate the withholding.


STATEMENTS, REPORTS AND NOTICES


     BFDS will mail a statement to you for each investment stating the price per fund shares purchased, the number of shares purchased after applicable deductions, the total number of fund shares held for your account, and a notice of the next investment due. You will also receive at least annually a current fund prospectus and audited financial statements of the fund, including a complete list of all securities held in the fund's portfolio, and copies of all other reports sent by the fund to its shareholders. You will be sent notices of all income dividends and capital gains distributions made with respect to fund shares, together with tax reporting information relating to such dividends and distributions. Any notices, reports or documents required to be given to you as described in this Prospectus will be conclusively deemed to have been given upon mailing to your address of record, and the date of such mailing will be deemed the date such notice was given.


                              RIGHTS AND POLICIES

CANCELLATION AND REFUND RIGHTS

     You have certain rights of cancellation as follows:


          (a) You have the right to cancel your plan within 45 days after you have received notice of your cancellation rights. You will receive notice regarding your cancellation rights within 60 days after issuance of the plan. If you elect to cancel your plan, you must submit a written request to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. You will receive a cash refund equal to the current net asset value of the fund shares credited to your plan account on the date that the cancellation request is received by BFDS plus all Creation and Sales Charges previously paid. BFDS must receive your written request on or before the 45th day.

          (b) You have the right to cancel your plan within 18 months beginning on the date of the issuance of the plan. You will receive from the Sponsor a cash payment equal to the sum of (1) the current net asset value of the fund shares credited to the account on the date of redemption and (2) the amount by which the Creation and Sales Charges deducted from your investments exceed 15% of the investments made up to the date of redemption. Service charges and other fees are not refundable.

     You will be sent a written notice of the 18-month right of cancellation:
(a) if during the first 15 months after the date of issuance of your plan, you have missed three investments or more; or (b) if following the first 15 months after the date of issuance of your plan (but prior to 18 months after such date), you have missed one investment or more. If the Sponsor has previously sent a notice in connection with event (a) above, a second notice will not be sent even if additional investments are missed.


     These notices will inform you of your rights, and will also include the value of the account and the amount you would be entitled to receive upon cancellation, as of the date of the notice. For a cancellation request above $250,000 your signature must be guaranteed.


VOTING RIGHTS

     You will receive a notice and proxy statement for each shareholder meeting of the fund. The Custodian will vote the shares held in your account as you instruct on the voting instructions card which will accompany the notice and proxy statement. If the voting instructions card is validly executed and returned without specification of a choice, the shares will be voted in favor of the proposals of the fund's management. The Custodian will vote shares for which no valid voting instructions have been received in the same proportion as it votes shares for which it has received instructions. You may attend any such meetings, and if you desire to vote in person the shares held in your account, you may make a written request to the Custodian for a proxy prior to the meeting which will permit the shares to be voted in person.

TRANSFER OR ASSIGNMENT RIGHTS


     To secure a loan, you may assign your right, title and interest in all or a part of your plan to a bank or other lending institution. During the term of an assignment, you will be entitled to all dividends and distributions on your shares. In addition, you may:


          (a) transfer your right, title and interest to another person whose only right shall be the privilege of complete withdrawal from the plan; or

          (b) transfer your right, title and interest to another person, trustee or custodian acceptable to the Sponsor, who has made application to the Sponsor for a similar plan.


     Qualified retirement plans and IRAs are required by federal tax law to be non-assignable.


     The Custodian will, at the request of the assignee, record an assignment until such time as the assignee notifies BFDS that the assignment has been released. No such assignment will be binding on the Custodian until it is recorded. Until the Custodian and the Sponsor have permitted such assignment to be recorded, they may treat you as the sole and absolute owner of the plan and the related fund shares.

TERMINATION OF A PLAN BY THE SPONSOR OR CUSTODIAN

     A plan normally remains in existence until you have made 300 investments. Neither the Sponsor nor the Custodian can terminate a plan unless you have failed to make investments for a period of 6 consecutive months from the scheduled due date of the last investment made (including any investments made in advance of their scheduled due dates). For example, if you have made all investments due under your plan through June 30th of a given year (regardless of when such investments were made) and you make no further investments, your plan may not be terminated before December 31st of that same year. Any scheduled investment made prior to the termination of a plan extends the due dates of all future investments for a period equal to the period during which no investments were made. Accordingly, you need only make one investment during each 6-month period to prevent your plan from being terminated.


     A plan may also be terminated if shares of the fund are not available and a substitution is not made. After 300 investments have been made, or on the happening of any of the other events justifying termination, the Sponsor or the Custodian may terminate a plan 60 days after mailing to you a written notice of the termination.


     On termination, the Custodian, acting as your agent, must withdraw the shares from the Custodianship and, as your agent, may surrender for sale all of your fund shares, or sufficient fund shares to pay all authorized deductions. Any adjustment in Creation and

Sales Charges or other charges occasioned by virtue of your termination through the exercise of one of the refund privileges will be made at the same time. The shares and/or cash, after payment of all authorized deductions, will be held by the Custodian as your agent for delivery to you upon your instruction. No interest will be paid on any cash balances held. If the Custodian does not receive a response within 60 days after mailing the notice of termination to you, the Custodian, in its discretion, may redeem fund shares held on your behalf and mail a check payable to you to your last known address of record, and you will be deemed to have no further rights under your plan. In no event may terminated plans be resold. Undeliverable shares and cash will be held by the Custodian in trust for your account, subject to applicable abandoned property laws.

SUBSTITUTION OF SHARES

     The Sponsor may substitute shares of another investment as the underlying investment if it deems such action to be in the best interests of the planholders. Substituted shares generally will be comparable in character and quality to the fund's shares, and will be registered with the SEC under the Securities Act of 1933, as amended. Before any substitution can be made, the Sponsor must:

          (a) Obtain an order from the SEC approving such substitution under the provisions of Section 26(b) of the Investment Company Act of 1940, as amended (the 1940 Act);

          (b) Give written notice of the proposed substitution to the Custodian;

          (c) Give written notice of the proposed substitution to you, giving a reasonable description of the substituted fund shares, disclosing that, unless you respond within 30 days of the date of mailing of such notice, you will be considered to have agreed to bear your pro rata share of expenses and taxes in connection with the substitution. The pro rata share of expenses and taxes are payable from any income dividends and any capital gains distributions, but if such dividends and distributions are insufficient, the pro rata share of expenses and taxes are collectable by the Custodian from the proceeds of the sale of fund shares held for your account; and

          (d) Provide the Custodian with a signed certificate stating that such notice has been given to you.

     If you do not respond within the 30-day notice period, the Custodian will purchase shares of the substituted fund with your subsequent investments and any dividends and distributions which may be reinvested for your account. If shares of the substituted fund are also to be substituted for the shares already held, the Sponsor must arrange for the Custodian to be furnished, without payment of a sales charge of any kind, with shares of the substituted fund having an aggregate value equal to the value of shares of the fund for which they are to be substituted.


     If fund shares are not available for purchase for a period of 90 days or longer, and the Sponsor fails to substitute other shares, the Custodian may, but is not required to, select another underlying investment. If the Custodian selects a substitute investment, it must first obtain an order from the SEC approving such substitution as specified above and shall then notify you, and if, within 30 days after mailing such notice, you give your written approval of the substitution and agree to bear your pro rata share of actual expenses, including any tax liability sustained by the Custodian, the Custodian may thereafter purchase such substituted shares. Your failure to give such written approval within the 30-day period shall give the Custodian authority to terminate your plan.


     If fund shares are not available for purchase for a period of 90 days or longer, and neither the Sponsor nor the Custodian substitutes other shares, the Custodian has the authority, without further action on its part, to terminate the plans.

PLAN COMPLETION

     After you have completed your plan investments, you have the following options:

          (a) Have the Custodian hold your fund shares until after the 300th investment has been made;

          (b) Register your fund shares in your name and hold them directly or exchange them for shares of another mutual fund, as described above;

          (c) Sell your fund shares and receive the cash proceeds; or

          (d) Establish a Systematic Withdrawal Program.

     You may also continue the Custodianship after the 300th investment under the plan, subject to the right of the Sponsor or Custodian to terminate the plan.

                         SERVICE CHARGES AND OTHER FEES


CUSTODIAN FEES AND SPONSOR CHARGES


     There are currently no deductions against planholders' accounts or against fund dividends and/or distributions to compensate the Sponsor or the Custodian for its services except the fees and charges described below.


     If your plan is not current and you have not made any plan investments for a 12-month period, the Custodian will deduct from your account a fee of $12 per year for its services. If you send a plan investment by check or other order for the payment of money which is not honored by the bank on which it is drawn, the Custodian will deduct $5.00 from your account. The Custodian will charge you $2.50 for terminating a plan.



     If you request a transfer of all or a portion of the balance of your account by wire, BFDS will deduct a fee of $7.50 from your account.



     A planholder will be charged for reproduction of account history at the rate of $5.00 for each year researched.


     If you establish your plan through an IRA, the Custodian will deduct an annual IRA custodial fee of $10 from your account. You may pay this annual fee in advance by sending a separate check clearly identified as an IRA custodial fee payment to the Custodian.

     The fund and the Sponsor reserve the right to impose a processing fee of $1.50 for each monthly plan investment received by check (up to a maximum of $5 per event). You do not pay a fee for your initial investment to establish a plan. There is no processing fee on monthly plan investments made through an automatic investment option. The check processing fee is not currently in effect.


     The aggregate amount of Custodian fees deducted by the Custodian with respect to the planholders during the fiscal year ended October 31, 2001 was $94,972.



     All other Custodian fees which would otherwise be charged to the plan or the planholders, or deducted from fund dividends and/or distributions, may be paid by the fund or the Sponsor. Although there is no current intention to do so, the fund reserves the right to cease paying such fees, and the Sponsor reserves the right to cause deductions in the future against the plans, the planholders, and fund dividends and/or distributions to compensate the Custodian for its services.



     There were no aggregate annual charges and deductions for maintenance and other expenses assessed to planholders by the Sponsor for the fiscal years ended October 31, 2001, 2000, and the period July 19, 1999 (date sales commenced) through October 31,1999. Distributions, if any, are normally declared in December of each year.


                       DIVIDENDS, CAPITAL GAINS AND TAXES


     Unless otherwise directed by you, the net amount of all income dividends and capital gain distributions, are automatically used to purchase additional fund shares at net asset value. No Creation and Sales Charges will be deducted from any such reinvestment. Unless you hold your plan through an IRA and are under age 59 1/2, you may instruct BFDS by written notice, received at least seven days prior to the record date of an income dividend or capital gain distribution, to remit the net amount of such dividend or distribution to you. You may change these directions at any time.



     For federal income tax purposes you are considered to be the owner of the underlying fund shares accumulated in your account. Dividends and distributions on such shares paid to you in cash or reinvested in additional fund shares are taxable to you. See "Taxes" in the accompanying fund prospectus for a discussion of the tax treatment of such dividends and distributions. As soon as practicable after the close of each calendar year, you will be advised of the amount and nature of the ordinary income dividends and capital gain distributions received on your behalf during such year. Qualified retirement plans and IRAs may be entitled to defer taxes until some later date. Participants should consult their tax advisors.



     The Creation and Sales Charges deducted from investments in your plan are not deductible for tax purposes by you, but are included in your tax basis for the fund shares in your account. Any Custodian fee and service charge you may have paid (whether as a deduction from your investments in your plan or as a deduction from the distributions made on the fund shares in your account) may be deductible for tax purposes by you dependent on whether you itemize deductions, the total amount of your miscellaneous itemized deductions and the level of your adjusted gross income.



     Under provisions of the Code, the Custodian must withhold from dividends and liquidations 30% of all amounts otherwise payable to you if you have not provided the Custodian with a correct certified tax identification number or if you have been notified by the Internal Revenue Service that you are subject to "backup withholding" because of underreporting of reportable payments. The amounts withheld will be credited against your federal income tax liability, and, if withholding results in an overpayment of taxes, you may obtain a refund from the Internal Revenue Service.


     Neither the Custodian, BFDS, nor the Sponsor bears any tax liability arising from the custody of the fund shares or the operations of the Custodianship under the plans. The Custodian, BFDS, and the Sponsor are authorized to incur any expenses deemed necessary or appropriate in connection with any claim or possible claim for taxes against the Custodianship or the accounts of planholders. The Sponsor or the Custodian may, in its discretion, deduct charges against your account on a pro rata basis (determined by reference to the total number of Fund shares affected) in order to pay or set up reserves for such claims and related expenses.


                             ADDITIONAL INFORMATION

THE CUSTODIAN


     The Custodian's address is 225 Franklin Street, Boston, Massachusetts 02101. The Custodian is a corporation organized under the laws of the Commonwealth of Massachusetts and is subject to supervision by the Massachusetts Commissioner of Banks. The Custodian's Internal Revenue Service Employer Identification Number is 04-1867445.


     The duties of the Custodian under the Custodian Agreement include the receipt of all of your investments and income dividends and capital gain distributions on fund shares, the processing of all authorized deductions therefrom and the purchase and retention of fund shares for your accounts. The Custodian also effects partial or complete liquidations of plans in connection with withdrawals or terminations and the various other functions discussed above.

     The Custodian receives and holds in trust without interest all cash and fund shares held by a plan until completion and/or termination of the plan. BFDS keeps a complete record of your account and mails receipts for each of your investments showing the number of shares held for your account, notices (including distribution notices and tax statements), reports to shareholders, prospectuses and proxy material. The Custodian causes periodic audits to be taken of the records it maintains relating to the plans, unless such audits are arranged for by the Sponsor, and prepares and files tax returns and other reports required by law. The Custodian assumes only those responsibilities specifically imposed on it under its Custodian Agreement with the Sponsor. The Custodian has no responsibility for the choice of the underlying investment, for the investment policies and practices of the management of the fund, for the acts or omissions of the Sponsor, for compliance by the Sponsor with the laws of the United States, any state or other jurisdiction relating to the sale, registration or qualification of securities, or for the Sponsor's compliance with any rules, regulations or orders of any regulatory agencies or commissions, for the validity of written designations of beneficiaries executed by planholders, or for signatures guaranteed by persons other than banks or members of national securities exchanges.

     The Custodian is authorized to commingle only those payments, dividends and certificates of fund shares which are held for or received from the various planholders of plans which are subject to this Prospectus. While the Custodian does not assert a lien in general terms on the property held by it, the authorization conferred on the Custodian to make the various deductions discussed above, and in certain cases to sell fund shares, may be considered authorization to the Custodian to create such liens.

     The Custodian Agreement cannot be amended in such a manner as to adversely affect your material rights and privileges without your written consent.

     An unlimited number of plans may be issued under the Custodian Agreement.

     Under certain circumstances as provided in the Custodian Agreement, the Sponsor or the Custodian has the right to terminate the services of the Custodian. However, no such termination or resignation may be made as to the plans then in force unless all fund shares have been liquidated and the proceeds distributed to you, or unless a successor custodian has been designated and has accepted the custodianship. Any successor custodian must be a bank or trust company having at all times aggregate capital, surplus and undivided profits in excess of $1,000,000. Notice of such a change will be sent to you, but your consent is not required.

THE SPONSOR


     A I M Distributors, Inc., 11 Greenway Plaza, Houston, Texas 77046, is a Delaware corporation, organized on November 18, 1976. It is a wholly owned subsidiary of A I M Advisors, Inc. (AIM). AIM is a wholly owned subsidiary of A I M Management Group Inc. (AIM Management). AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, is engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. AIM and AIM Management have the same address as AIM Distributors. The address of AMVESCAP PLC is 11 Devonshire Square, London EC2M 4YR, England. AIM Distributors is a member of the National Association of Securities Dealers, Inc. The Sponsor's directors and principal officers, all of whom have the same business address as the Sponsor, are listed below. AIM Distributors' Internal Revenue Service Employer Identification Number is 74-1894784.



                NAME                                    POSITION AND OFFICES WITH SPONSOR
                ----                                    ---------------------------------
                Robert H. Graham                        Chairman & Director
                Michael J. Cemo                         President, Chief Executive Officer & Director
                Gary T. Crum                            Director
                James L. Salners                        Executive Vice President
                Marilyn M. Miller                       Senior Vice President
                Gene L. Needles                         Senior Vice President
                Mark D. Santero                         Senior Vice President
                Leslie A. Schmidt                       Senior Vice President
                James E. Stueve                         Senior Vice President
                Michael C. Vessels                      Senior Vice President
                James R. Anderson                       Vice President & Chief Compliance Officer
                Mary A. Corcoran                        Vice President
                Sidney M. Dilgren                       Vice President
                Tony D. Green                           Vice President
                Dawn M. Hawley                          Vice President & Treasurer
                Ofelia M. Mayo                          Vice President, General Counsel & Assistant
                                                        Secretary
                Kim T. McAuliffe                        Vice President
                Carol F. Relihan                        Vice President
                Linda L. Warriner                       Vice President
                Kathleen J. Pflueger                    Secretary



     Mr. Graham is a director or trustee of, and Mr. Graham and Ms. Relihan are officers of, some or all of the investment companies advised or managed by AIM. Directors of the Sponsor do not receive any compensation for their services. Officers and employees of the Sponsor receive no compensation from the Sponsor, but are compensated by AIM Management. All officers and employees of the Sponsor are currently covered by a fidelity bond in the amount of $35,000,000. AIM acts as investment advisor of the fund and receives a fee from the fund for its services.


     The Sponsor is the principal underwriter of the fund and the following other open-end investment companies advised or managed by AIM: AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Funds, Inc., AIM Investment Funds, AIM Investment Securities Funds, AIM Series Trust, AIM Special Opportunities Funds, AIM Tax-Exempt Funds and AIM Variable Insurance Funds.

GENERAL


     The plans are organized under and are governed by the laws of the Commonwealth of Massachusetts. AIM Summit Investors Plans II is considered to be a unit investment trust under the 1940 Act and is registered as such with the SEC. Such registration does not imply supervision of management or investment practices or policies by the SEC.



     AIM Summit Investors Plans II is presently offered in all states.



     This Prospectus omits some of the information contained in the registration statement filed with the SEC. You may obtain copies of the registration statement, including items omitted herein, from the SEC by paying the charges prescribed under its rules and regulations.

                  TRANSCRIPT OF A HYPOTHETICAL PLAN ACCOUNT(1)

                            AMOUNT OF PAYMENT          DEDUCTIONS FROM PAYMENTS ON PRINCIPAL        BALANCE OF PAYMENTS ON
                       ------------------------------------------------------------------------     PRINCIPAL AVAILABLE FOR
                                                            (1)             (2)         (3)        INVESTMENT IN FUND SHARES
                                                     ------------------------------------------------------------------------
                                                       UNDERWRITING
                        MONTHLY FOR                    COMMISSIONS,                                MONTHLY FOR
                       FIRST YEAR AND                LOADING FEES AND                             FIRST YEAR AND
                          ANNUALLY                   ALL OTHER SIMILAR   INSURANCE     OTHER         ANNUALLY
   DATE OF PAYMENT       THEREAFTER     CUMULATIVE        CHARGES        PREMIUMS    DEDUCTIONS     THEREAFTER     CUMULATIVE
   ---------------     --------------   ----------   -----------------   ---------   ----------   --------------   ----------
July 1, 2008.........       600           5,450              0               0           0             600           5,150
July 1, 2007.........       600           4,850              0               0           0             600           4,550
July 1, 2006.........       600           4,250              0               0           0             600           3,950
July 1, 2005.........       600           3,650              0               0           0             600           3,350
July 1, 2004.........       600           3,050              0               0           0             600           2,750
July 1, 2003.........       600           2,450              0               0           0             600           2,150
July 1, 2002.........       600           1,850              0               0           0             600           1,550
July 1, 2001.........       600           1,250              0               0           0             600             950
July 1, 2000.........        50             650              0               0           0              50             350
June 1, 2000.........        50             600             25               0           0              25             300
May 1, 2000..........        50             550             25               0           0              25             275
April 1, 2000........        50             500             25               0           0              25             250
March 1, 2000........        50             450             25               0           0              25             225
February 1, 2000.....        50             400             25               0           0              25             200
January 1, 2000......        50             350             25               0           0              25             175
December 1, 1999.....        50             300             25               0           0              25             150
November 1, 1999.....        50             250             25               0           0              25             125
October 1, 1999......        50             200             25               0           0              25             100
September 1, 1999....        50             150             25               0           0              25              75
August 1, 1999.......        50             100             25               0           0              25              50
July 19, 1999........        50              50             25               0           0              25              25


                        LIQUIDATING
                          VALUE OF
   DATE OF PAYMENT     FUND SHARES(2)
   ---------------     --------------
July 1, 2008.........          --
July 1, 2007.........          --
July 1, 2006.........          --
July 1, 2005.........          --
July 1, 2004.........          --
July 1, 2003.........          --
July 1, 2002.........          --
July 1, 2001.........      866.55
July 1, 2000.........      575.73
June 1, 2000.........      536.19
May 1, 2000..........      460.99
April 1, 2000........      437.78
March 1, 2000........      418.95
February 1, 2000.....      379.38
January 1, 2000......      306.78
December 1, 1999.....      272.70
November 1, 1999.....      227.50
October 1, 1999......      173.12
September 1, 1999....      124.65
August 1, 1999.......       98.40
July 19, 1999........       48.23


---------------

(1) The transcript assumes that there has been no lapse or cancellation of your Plan.

(2) The inception date of Class II Shares is July 19, 1999. Liquidation value is determined the last day of each month.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of A I M Distributors, Inc. and
Planholders of AIM Summit Investors Plans II


     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of AIM Summit Investors Plans II (the "Plans") at October 31, 2001, the results of its operations and the changes in net assets for each of the two years in the period then ended and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Plans' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities held as trust property at October 31, 2001 by correspondence with the transfer agent, provides a reasonable basis for our opinion. The financial statements of AIM Summit Investors Plans II for the year ended October 31, 1999 were audited by other independent accountants whose report dated February 11, 2000 expressed an unqualified opinion on those financial statements.


/s/ PricewaterhouseCoopers LLP


Houston, Texas


February 19, 2002

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of
A I M Distributors, Inc. and Planholders of AIM Summit Investors Plans II:

     We have audited the accompanying statement changes in net assets for the period July 19, 1999 (date sales commenced) through October 31, 1999 for AIM Summit Investors Plans II. This financial statement is the responsibility of the Plan's Management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as trust property as of October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the changes in its net assets for the period July 19, 1999 (date sales commenced) through October 31, 1999 for AIM Summit Investors Plans II, in conformity with generally accepted accounting principles.

/s/ KPMG LLP

Houston, Texas
February 11, 2000

                         AIM SUMMIT INVESTORS PLANS II

                      STATEMENT OF ASSETS AND LIABILITIES

                                OCTOBER 31, 2001



ASSETS:
  AIM Summit Fund shares, at value (Plans' investment
     $41,221,704)...........................................  $26,249,116
  Cash......................................................      680,358
  Due from AIM Summit Fund..................................        1,200
                                                              -----------
     Total assets...........................................   26,930,674
                                                              -----------
LIABILITIES:
  Custodian charges payable.................................           10
  Creation and sales charges payable........................      681,548
                                                              -----------
     Total liabilities......................................      681,558
                                                              -----------
NET ASSETS (Equivalent to $9.35 per share based on 2,807,392 shares of beneficial interests owned on outstanding
  plans)....................................................  $26,249,116
                                                              ===========


                            STATEMENT OF OPERATIONS

 FOR THE YEARS ENDED OCTOBER 31, 2001, OCTOBER 31, 2000 AND THE PERIOD JULY 19,
                1999 (DATE SALES COMMENCED) TO OCTOBER 31, 1999



                                                                  2001         2000        1999
                                                              ------------   ---------   ---------
Investment income:
  Dividends received on shares of AIM Summit Fund...........  $  3,075,142   $ 243,034   $       0
Expenses....................................................             0           0           0
                                                              ------------   ---------   ---------
Net investment income.......................................     3,075,142     243,034           0
                                                              ------------   ---------   ---------
Realized gain (loss) and unrealized appreciation
  (depreciation) on investments:
  Net realized gain (loss) on plan liquidations.............      (678,222)    (46,994)       (114)
  Unrealized appreciation (depreciation) of investments.....   (14,855,670)   (151,648)     34,088
                                                              ------------   ---------   ---------
Net increase (decrease) in net assets resulting from
  operations................................................  $(12,458,750)  $  44,392   $  33,974
                                                              ============   =========   =========


                       See Notes to Financial Statements.

                         AIM SUMMIT INVESTORS PLANS II

                       STATEMENT OF CHANGES IN NET ASSETS

 FOR THE YEARS ENDED OCTOBER 31, 2001, OCTOBER 31, 2000 AND THE PERIOD JULY 19,
                1999 (DATE SALES COMMENCED) TO OCTOBER 31, 1999



                                                       2001                     2000                   1999
                                             ------------------------   ---------------------   ------------------
                                                AMOUNT       SHARES       AMOUNT      SHARES     AMOUNT     SHARES
                                             ------------   ---------   -----------   -------   ---------   ------
Net asset value at beginning of
  period...................................  $ 15,067,527     660,277   $   714,342    35,504   $       0        0
Planholders investments:
  Additions from Planholder Payments.......    33,372,374                21,718,613               971,918
  Less:
     Creation and sales charges............    (8,239,876)               (6,425,142)             (263,504)
     Custodian charges.....................       (94,972)                  (11,478)                    0
                                             ------------               -----------             ---------
  Amount invested in AIM Summit Fund
     shares................................    25,037,526   2,074,035    15,281,993   659,484     708,414   36,977
Net investment income reinvested:
  Net investment income....................     3,075,142                   243,034                     0
  Less: Amount paid in cash................       (16,343)    182,912             0                     0
                                             ------------   ---------   -----------   -------   ---------   ------
                                                3,058,799                   243,034    12,204           0        0
Net realized gain (loss) on plan
  liquidations.............................      (678,222)                  (46,994)                 (114)
Unrealized appreciation (depreciation) of
  investments..............................   (14,855,670)                 (151,648)               34,088
Planholder liquidations....................    (1,380,844)   (109,832)     (973,200)  (46,915)    (28,046)  (1,473)
                                             ------------   ---------   -----------   -------   ---------   ------
Net asset value at end of period...........  $ 26,249,116   2,807,392   $15,067,527   660,277   $ 714,342   35,504
                                             ============   =========   ===========   =======   =========   ======


                       See Notes to Financial Statements.

                         AIM SUMMIT INVESTORS PLANS II

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 2001


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES


     AIM Summit Investors Plans II is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for unit investment trusts which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.


     A. Security Valuation:


        The investment, which consists exclusively of shares of AIM Summit Fund, is valued at the net asset value of AIM Summit Fund shares on October 31, 2001.


     B. Federal Income Taxes:

        No provision is made for Federal income taxes as all income dividends and capital gain distributions received by Planholders are treated as if received directly from the underlying Fund.

     C. Transaction Dates:

        Share transactions are recorded on a trade date basis. Dividend income and capital gain distributions are recorded on the ex-dividend date.

NOTE 2 -- PLANHOLDERS' COST OF AIM SUMMIT FUND AND VALUE OF PLANS OUTSTANDING


     The investment in AIM Summit Fund is carried at average cost, which represents the amount available for investment (including reinvested dividends of net investment income and realized gains) in such shares after deduction of sales charges and custodian fees, if applicable, and unrealized market appreciation. The net value of Plans outstanding is as follows:


                               PLANS OUTSTANDING

                                OCTOBER 31, 2001



Total payments made by Planholders on Plans outstanding
  (net of liquidations).....................................  $52,954,844
Net investment income dividends reinvested..................    3,301,833
                                                              -----------
          Total.............................................   56,256,677
Less:
  Creation and Sales Charges................................  (14,928,522)
  Custodian charges.........................................     (106,450)
                                                              -----------
Net investment in AIM Summit Fund shares (average cost).....   41,221,704
Unrealized appreciation (depreciation) of investments.......  (14,972,589)
                                                              -----------
Value of Plans outstanding..................................  $26,249,116
                                                              ===========



NOTE 3 -- AFFILIATED TRANSACTIONS



     AIM Distributors, Inc., a wholly owned subsidiary of AIM Advisors, Inc., and Sponsor of AIM Summits Investors Plans II, received Creation and Sales Charges from investments into the Plans. Portions of these sales charges were reallocated to financial intermediaries. AIM Distributor, Inc. retained approximately $742,937, $512,177 and $20,151 as its portion of the Creation and Sales Charges on sales of AIM Summit Investors Plans I during the years ended October 31, 2001, 2000 and the period July 19, 1999 (date sales commenced) through October 31, 1999, respectively.

NOTE 4 -- FINANCIAL HIGHLIGHTS -- AIM SUMMIT INVESTORS PLANS II


     The following schedule presents financial highlights for a share of the Plan for the period indicated.


                                                              YEAR ENDED
                                                              OCTOBER 31,
                                                                 2001
                                                              -----------
Net asset value, beginning of period........................        22.82
                                                              -----------
Income (loss) from investment operations:
Net investment income.......................................         3.13
                                                              -----------
Net gains (losses) on securities (both realized and
  unrealized)...............................................       (16.60)
                                                              ===========
Total from investment operations............................       (13.47)
                                                              -----------

Net asset value, end of period..............................         9.35
                                                              -----------
Total Return(a).............................................       (49.53)%
                                                              ===========
Ratios/supplemental data:
Net assets, end of period (000s omitted)....................    1,716,320
                                                              ===========

Ratios of expenses to average net assets(b).................         0.00%
Ratio of net investment income (loss) to average net
  assets(b).................................................        15.83%
                                                              ===========
Portfolio Turnover rate.....................................         7.11%


---------------


     (a)Does not include creation and sales charges and excludes any expenses deducted from planholder accounts.



     (b)Ratios are based on average daily net assets of $19,421,834.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of


A I M Distributors, Inc.:



     We have audited the accompanying statement of financial condition of A I M Distributors, Inc. (the Company), as of December 31, 2001, and the related statements of operations, changes in stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.



     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of A I M Distributors, Inc., as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.



                                          /s/ ARTHUR ANDERSEN LLP



Houston, Texas


February 1, 2002

                            A I M DISTRIBUTORS, INC.



                        STATEMENT OF FINANCIAL CONDITION


                            AS OF DECEMBER 31, 2001



                                        ASSETS
CASH EQUIVALENTS, affiliated registered investment companies.............   $12,845,456
ACCOUNTS RECEIVABLE:
  Due from dealers for sales of capital stock of affiliated
     registered investment companies........................  $   186,270
  Due from affiliated registered investment companies.......    2,410,300
  Commissions receivable....................................      141,864
  Due from affiliated companies.............................      118,983
                                                              -----------
                                                                              2,857,417
SEGREGATED TRUST.........................................................     1,528,587
OTHER ASSETS.............................................................       282,164
                                                                            -----------
          Total assets...................................................   $17,513,624
                                                                            ===========
                         LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Accounts payable and accrued expenses.....................  $    20,305
  Due to affiliated registered investment companies for
     sales of capital stock.................................      185,922
  Due to dealers for redemptions from affiliated registered
     investment companies...................................      186,702
  Due to affiliated companies...............................    3,328,732
  Deferred tax payable......................................      638,385
  State taxes payable.......................................      138,774
                                                              -----------
          Total liabilities..............................................     4,498,820
                                                                            -----------
STOCKHOLDER'S EQUITY:
  Common stock, $1 par value, 1,000 shares authorized, 10
     shares issued and outstanding..........................  $        10
  Additional paid-in capital................................    1,378,990
  Retained earnings.........................................   11,635,804
                                                              -----------
          Total stockholder's equity.....................................    13,014,804
                                                                            -----------
          Total liabilities and stockholder's equity.....................   $17,513,624
                                                                            ===========



   The accompanying notes are an integral part of these financial statements.

                            A I M DISTRIBUTORS, INC.



                            STATEMENT OF OPERATIONS


                      FOR THE YEAR ENDED DECEMBER 31, 2001



INCOME:
  Underwriting income.....................................................    $ 17,149,375
  Marketing servicing fees allocated from affiliates......................     204,161,897
  Distribution fees.......................................................      28,993,310
  Sponsor fees on periodic payment investment plans,
     net of commissions paid..............................................         699,980
  Interest income, net....................................................         399,901
                                                                              ------------
          Total operating income..........................................     251,404,463
EXPENSES:
  Dealers' concessions......................................  $ 14,906,501
  Allocations from parent company...........................   113,091,684
  Compensation allocation from parent company...............    96,540,786
                                                              ------------
          Total operating expenses........................................     224,538,971
                                                                              ------------
          Income before income taxes......................................      26,865,492
INCOME TAX EXPENSE (BENEFIT):
  Current...................................................  $ 10,347,199
  Deferred..................................................      (729,299)
                                                              ------------
                                                                                 9,617,900
                                                                              ------------
          Net income......................................................    $ 17,247,592
                                                                              ============



   The accompanying notes are an integral part of these financial statements.

                            A I M DISTRIBUTORS, INC.



                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY


                      FOR THE YEAR ENDED DECEMBER 31, 2001



                                                               ADDITIONAL                        TOTAL
                                                     COMMON     PAID-IN        RETAINED      STOCKHOLDER'S
                                                     STOCK      CAPITAL        EARNINGS         EQUITY
                                                     ------    ----------    ------------    -------------
BALANCE, December 31, 2000.........................   $10      $1,378,990    $  7,571,212    $  8,950,212
  Net income.......................................    --              --      17,247,592      17,247,592
  Dividends paid...................................    --              --     (13,183,000)    (13,183,000)
                                                      ---      ----------    ------------    ------------
BALANCE, December 31, 2001.........................   $10      $1,378,990    $ 11,635,804    $ 13,014,804
                                                      ===      ==========    ============    ============



   The accompanying notes are an integral part of these financial statements.

                            A I M DISTRIBUTORS, INC.



                            STATEMENT OF CASH FLOWS


                      FOR THE YEAR ENDED DECEMBER 31, 2001



CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income.............................................................    $ 17,247,592
                                                                             ------------
  Deferred tax benefit......................................  $  (729,299)
  Change in operating assets and liabilities --
       Decrease in accounts receivable......................    3,296,664
       Increase in other assets.............................      (77,896)
       Decrease in segregated trust account.................        1,104
       Decrease in amounts due to affiliated registered
        investment companies for sales of capital stock.....   (2,062,668)
       Decrease in due to dealers for redemptions from
        affiliated registered investment companies..........     (385,789)
       Increase in due to affiliated companies..............    2,672,177
       Increase in state taxes payable......................       93,883
       Increase in accounts payable and accrued expenses....       20,305
                                                              -----------
               Total adjustments.........................................       2,828,481
                                                                             ------------
               Net cash provided by operating activities.................      20,076,073
                                                                             ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
               Dividends paid............................................     (13,183,000)
                                                                             ------------
               Net cash used in financing activities.....................     (13,183,000)
                                                                             ------------
NET INCREASE IN CASH EQUIVALENTS.........................................       6,893,073
CASH EQUIVALENTS, beginning of year......................................       5,952,383
                                                                             ------------
CASH EQUIVALENTS, end of year............................................    $ 12,845,456
                                                                             ============



   The accompanying notes are an integral part of these financial statements.

                            A I M DISTRIBUTORS, INC.



                         NOTES TO FINANCIAL STATEMENTS


                               DECEMBER 31, 2001



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



  Basis of Presentation



     A I M Distributors, Inc. (the Company), is a wholly owned subsidiary of
A I M Advisors, Inc. (Advisors). Advisors is owned by A I M Management Group Inc. (Management), which in turn is owned by AVZ, Inc. (AVZ), the ultimate U.S. parent of the Company. AVZ is owned by AMVESCAP PLC, a publicly traded holding company that, through its subsidiaries, is engaged in institutional investment management and retail mutual fund businesses in North America, Europe and the Pacific Region.



     The Company acts as the principal underwriter and distributor for affiliated registered investment companies.



  Cash Equivalents



     The Company considers highly liquid assets such as the amounts in affiliated money market funds to be cash equivalents.



  Concentration of Credit Risk



     The Company is engaged in brokerage activities in which counterparties primarily include broker-dealers. In the event that counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty. It is the Company's policy to review, as necessary, the credit standing of each counterparty.



  Segregated Trust Account



     The segregated trust account represents a U.S. Government agency discount note on deposit in a segregated trust account and includes an amount held in a segregated savings account as required by the Investment Company Act of 1940. The required amounts are determined in accordance with the requirements of the Investment Company Act of 1940 to provide cash reserves for refunds that may be required if investors in a unit investment trust exercise their right to surrender or withdraw. This note is recorded at fair market value at December 31, 2001.



  Underwriting Income



     Underwriting income represents sales charges on sales of capital stock of affiliated registered investment companies, and are recorded on a trade-date basis.



  Distribution Fees



     The Company receives fees from affiliated registered investment companies pursuant to 12b-1 plans (Investment Company Act of 1940) adopted by the affiliated registered investment companies. Such fees are paid to the Company as compensation for expenses incurred by the Company for the distribution of shares of the affiliated registered investment companies. The fees are based on a specified annual percentage of a fund's average daily net assets and are accrued on a monthly basis.



  Dealers' Concessions



     Dealers' concessions represent amounts paid to other dealers upon sales of Class A shares of affiliated registered investment companies and are recorded on a trade-date basis, net of Class A share contingent deferred sales charges
(CDSC) of $4,955,657.



  Transactions With Affiliated Companies



     The Company is allocated expenses by an affiliated company based upon estimates of time devoted to the operations of the Company by personnel of the affiliated company and usage of shared facilities. The Company is also allocated revenue primarily by Advisors for services performed in marketing efforts for affiliated registered investment companies managed by those companies. The revenue allocation is intended to reimburse the Company for current expenses.



     The Company has entered into an agreement with Management, whereby Management provides funding to the Company for payment of Class B and Class C share commissions. Management obtains the rights to certain future revenues to be generated by the Class B and Class C shares under the respective fund's 12b-1 plan provisions and contingent deferred sales charge

                            A I M DISTRIBUTORS, INC.

provisions for a purchase price equal to a percentage of the price at which each Class B and Class C share is sold. Such transactions occur daily and have been accounted for as sale transactions. No gain or loss from this arrangement is reflected in the Company's financial statements since the amount paid by Management equals the commissions paid by the Company relating to the sale of Class B and Class C shares. Accordingly, amounts received from the respective funds under the 12b-1 plan provisions and CDSC provisions are not recorded as revenue by the Company as Management owns the rights to such fees.



  Federal Income Taxes



     For federal income tax purposes, the Company's income is included in the consolidated income tax return filed by AVZ. Deferred and current taxes are provided at the statutory rate in effect during the year (35 percent) by the members of the consolidated group based on the amount that the respective member would pay or have refunded if it were to file a separate return. The effective tax rate was 35.8 percent due primarily to the effect of state taxes. The deferred tax liability at December 31, 2001, is primarily related to sales commissions recorded in different periods for book and tax purposes.



  Use of Estimates



     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



2. NET CAPITAL REQUIREMENTS



     In accordance with regulations of the Securities and Exchange Commission, the Company must maintain minimum net capital, as defined, and a ratio of aggregate indebtedness to net capital that does not exceed 15 to 1, as defined. At December 31, 2001, the Company had net capital of $8,550,839 which exceeded required net capital of $246,826 by $8,304,013. The ratio of aggregate indebtedness to net capital was .43 to 1 at December 31, 2001.



3. SUBORDINATED DEBT



     The Company had no subordinated debt at December 31, 2001, or at any time during the year then ended.

                       CONTENTS OF REGISTRATION STATEMENT


         This Amendment to the Registration Statement comprises the following papers and documents:

         The facing sheet.

         The Prospectus consisting of 29 pages.

         Signatures.

         Written consents of the following persons:

                  Arthur Andersen LLP

                  PricewaterhouseCoopers LLP

                  KPMG LLP

         The following exhibits:

Exhibit Number         Description


1.A(1)(a)         -    Custodian Agreement, dated May 1, 1996, between A I M
                       Distributors, Inc. and State Street Bank and Trust
                       Company.(3)



1.A(1)(b)         -    Amendment, dated March 1, 1999, to the Custodian
                       Agreement, dated May 1, 1996, between A I M Distributors,
                       Inc. and State Street Bank and Trust Company.(5)



1.A(1)(c)         -    Amendment No. 2, dated June 30, 2000, to the Custodian
                       Agreement, dated May 1, 1996, as amended March 1, 1999, between A I M Distributors Inc. and State Street Bank and
                       Trust Company.(7)



1.A(1)(d)         -    Amendment No. 3, dated July 24, 2000, to the Custodian
                       Agreement, dated May 1, 1996, as amended March 1, 1999 and June 30, 2000, between A I M Distributors Inc. and
                       State Street Bank and Trust Company.(7)


1.A(2)            -    None.

1.A(3)(a)         -    None.


1.A(3)(b)(i)      -    Dealer's Agreement between A I M Distributors, Inc. and
                       United Services Planning Association, Inc.(2)



1.A(3)(b)(ii)     -    Form of Dealer Agreement between A I M Distributors, Inc.
                       and selected dealers.(3)



1.A(3)(c)(i)      -    AIM Summit Investors Plans I Commission Schedule.(7)


1.A(4)            -    None.


1.A(5)(a)(i)      -    Amended Form of Summit Investors Plan Certificate
                       effective December 16, 1994.(1)



1.A(6)(a)         -    Certificate of Incorporation, as amended, of the A I M
                       Distributors, Inc.(2)

1.A(6)(b)(i)     -    Amended and Restated By-Laws of A I M Distributors, Inc.
                      dated February 11, 1997.(4)


1.A(7)           -    None.


1.A(8)(a)(i)     -    Distribution Agreement, dated July 24, 2000, between A I M
                      Distributors, Inc. and AIM Summit Fund.(7)


1.A(9)(a)        -    None


1.A(10)(a)(i)    -    Form of AIM Summit Investors Plans Application.(6)



2.A              -    Omitted Financial Statements - None.



2.B(1)           -    Consent of Arthur Andersen LLP.(8)



2.B(2)           -    Consent of PricewaterhouseCoopers



2.B(3)           -    Consent of KPMG LLP.(8)


3.               -    None.

----------


    (1) Incorporated herein by reference to Post-Effective Amendment No. 17, filed on December 23, 1994.

    (2) Incorporated herein by reference to Post-Effective Amendment No. 19, filed on February 27, 1996.

    (3) Incorporated herein by reference to Post-Effective Amendment No. 21, filed on February 27, 1998.

    (4) Incorporated herein by reference to Post-Effective Amendment No. 22, filed on December 29, 1998.

    (5) Incorporated herein by reference to Post-Effective Amendment No. 23, filed on February 25, 1999.

    (6) Incorporated herein by reference to Post-Effective Amendment No. 24, filed on January 28, 2000.

    (7) Incorporated herein by reference to Post-Effective Amendment No. 28, filed on February 21, 2001.

    (8)  Filed herewith electronically.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Sponsor of the Registrant certifies that the Registrant meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Houston and State of Texas on the 22nd day of February, 2002.

                                       REGISTRANT:  AIM SUMMIT INVESTORS PLANS I

                                               By:  AIM DISTRIBUTORS, INC.

ATTEST:

                                               By:  /s/ MICHAEL J. CEMO
                                                    ---------------------------
                                                    Michael J. Cemo, President
/s/ KATHLEEN J. PFLUEGER
---------------------------------
Kathleen J. Pflueger, Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       SIGNATURE                       TITLE                          DATE
       ---------                       -----                          ----
  /s/ MICHAEL J. CEMO         President and Director           February 22, 2002
-----------------------    (Principal Executive Officer)
   (Michael J. Cemo)

   /s/ GARY T. CRUM                  Director                  February 22, 2002
-----------------------
    (Gary T. Crum)

 /s/ ROBERT H. GRAHAM          Chairman and Director           February 22, 2002
-----------------------
  (Robert H. Graham)

  /s/ DAWN M. HAWLEY       Vice President and Treasurer        February 22, 2002
-----------------------      (Principal Financial and
   (Dawn M. Hawley)            Accounting Officer)

                                INDEX TO EXHIBITS




EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
2.B(1)      -     Consent of Arthur Andersen LLP
2.B(2)      -     Consent of PricewaterhouseCoopers LLP
2.B(3)      -     Consent of KPMG LLP



                                       3